EXHIBIT 10.15

                             C&D TECHNOLOGIES, INC.
                             1400 Union Meeting Road
                       Blue Bell, Pennsylvania 19422-0858




Mr. Wade H. Roberts, Jr.
1385 Eaves Spring Road
Malvern, Pennsylvania  19355                     As of September 28, 1998

Dear Mr. Roberts:

At the time C&D TECHNOLOGIES, INC. (the "Company") pays its annual bonuses in respect of its current fiscal year, the Company will also pay you a signing bonus equal to the excess, if any, of $110,000 over the total of (a) the amount paid to you as an annual bonus by the Company in respect of its current fiscal year and (b) the amount, if any, paid or payable to you as an annual bonus by your present employer in respect of its current fiscal year.

                                          Very truly yours,

                                          C&D TECHNOLOGIES, INC.


                                          By: /s/ Alfred Weber
                                          Title:Chairman and CEO